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For the Nine Months Ended September 30, 2021 ($000s) Net Sales $182,197 Less: Cost of Sales (57,131) Gross Profit (GAAP) $125,066 Gross Margin (GAAP) 69% Adjusted to exclude the following: Stock-Based Compensation Expense 222 Depreciation and Amortization Expense 7,747 Adjusted Gross Profit $133,035 Adjusted Gross Margin 73%

INVESTOR PRESENTATION

JANUARY 2022

BEAUTYHEALTH™

DISCLAIMER

This Presentation contains certain forward-looking statements. These statements may relate to, but are not limited to, expectations of future operating results or financial performance of The Beauty Health Company (the "Company"), the calculation of certain key financial and operating metrics, capital expenditures, the introduction of new products, expansion into new markets and the ability to execute certain strategic initiatives. Some of the forward-looking statements can be identified by the use of forward-looking words such as "anticipate," "expect," "suggests," "plan," "believe," "intend," "estimates," "targets," "projects," "should," "could," "would," "may," "will," "forecast" and other similar expressions. These are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this Presentation, and may include, without limitation, changes in general economic conditions as a result of COVID-19, all of which are subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation constitute the Company's judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this Presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause the Company's actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions we believe to be reasonable, there is no assurance that the expected results will be achieved. Many factors could adversely affect our business and financial performance. We discussed a number of material risks in our Prospectus filed pursuant to Rule 424(b)(5) of the Securities Act on July 26, 2021 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

This Presentation contains estimates relating to market size and other data about our industry, including research, surveys or studies conducted by third parties, information provided by customers and/or industry or general publications. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. While we believe that such information is reliable, we have not independently verified, and make no representation as to the accuracy of, such information.

ABOUT THE PRESENTER



LIYUAN WOO
Chief Financial Officer
Experience: 24 Years

- Joined BeautyHealth in September 2020
- Former COO and CFO of The VOID, a virtual reality entertainment company
- Served as CFO for a number of companies such as SharkNinja, Gymboree, and bebe
- Deloitte M&A and Financial Advisory Services

WE ARE

BEAUTYHEALTH™

Deeply Connecting You to the BeautyHealth Community Where You Live, Work & Play

CONSUMER	EDUCATOR	'AND' COMPANY
We take the consumer's view, providing them with experiences tailored to their needs	We provide education and support to our core customers, aestheticians & providers, to ensure the quality of experiences for the community	We are an 'and' company, forging strategic partnerships throughout our community. The community we're building benefits everyone – the consumer, customer and our company

FINANCIAL HIGHLIGHTS

+56% Net Sales growth[1]	**19,000+** Global Delivery Systems installed[2]	**~5,000** Delivery Systems sold[3]	**69% / 73%** Gross Margin (US GAAP) / Adjusted Gross Margin[4]
$200 Average cost per treatment to the consumer[5]	**~75%+** Gross margin to provider per treatment[6]	**~5 month** Average Delivery System payback period[5]	**99%** RealSelf "Worth It" rating
~$900M Cash on hand[7]	**15** Direct markets served[2]	**Millions** Participants in the BeautyHealth community	

Source: Company data; [1] For the YTD period ending 09/30/21 vs. YTD period ending 09/30/19; [2] As of 09/30/21; [3] For the trailing twelve-month period ended 09/30/21; [4] YTD 09/30/21; Adjusted Gross Margin is a non-GAAP measure; please refer to the appendix for a reconciliation of US GAAP Gross Margin to Adjusted Gross Margin; [5] Per market research conducted by Boston Consulting Group commissioned by the Company in 2019 reflecting pre-COVID conditions; [6] Assumes $200 average price per treatment, $33 average consumable cost per treatment, and depreciation of a $30,000 Delivery System with an estimated useful life of 7 years; [7] Pro forma for cash proceeds generated from exercises of Public Warrants announced 11/08/21

BEAUTY HEALTH CATEGORY CREATOR

APPROACHABLE & EFFECTIVE



SKIN CORRECTION

Medical delivery technology-focused

Lasers, Ultrasound, Fillers, Toxins

SKIN CARE

Daily, over-the-counter skin care

Serums, Creams, Lotions, Supplements

BEAUTY HEALTH

hydrafacial®

Highly effective, non-invasive and approachable treatment

Bridging professional and retail skin care markets

3 STEPS. 30 MINUTES.
THE BEST SKIN OF YOUR LIFE!



1 CLEANSE

Uncover a new layer of skin with gentle exfoliation and relaxing resurfacing, using signature solutions.



BASE TIP → UPGRADES



2 EXTRACT

Remove debris from pores with painless suction. Nourish with intense moisturizers that quench skin.



EXTRACTION TIP



3 HYDRATE

Saturate the skin's surface with antioxidants and peptides to maximize your glow.



VORTEX FUSION TIP

$200
Average cost to consumer

Monthly
Recommended frequency

Personalized Treatment Enhancements



BOOSTERS

Boosters address specific skin concerns such as acne, hyperpigmentation, dry skin, and wrinkles


hydrafacial | keravive.

KERAVIVE

Keravive is a relaxing treatment designed to cleanse, exfoliate, nourish, and hydrate the scalp for healthier, fuller-looking hair

14 Boosters of which / **11** are partner boosters

PARTICIPATING IN HIGH-GROWTH CATEGORIES WITHIN PERSONAL CARE

SPA SERVICES GROWING ACROSS ALL TYPES OF TREATMENTS, PARTICULARLY IN FACIALS



11.1%

expected growth in
U.S. medical spa services
(2017–2025)



6.4%

expected growth in
U.S. spa facilities
(2017–2022)



14.0%

expected growth in U.S. skin care
specialists (2016–2026)

Source: Third party research 2019 reflecting pre-COVID conditions

CONSUMERS INCLINED TO SPEND ON BEAUTY & HEALTH

EXPERIENTIAL	• Aging millennials are spending more on skincare, preferring experiences over products • Holistic, in-side-out beauty • Increased emphasis on rituals
GROWTH IN DISPOSABLE INCOME	• As U.S. economy grows, consumers have more disposable income to spend on premium products
CHANNEL GROWTH & DYNAMICS	• Multi-brand retailers (e.g., Sephora, Ulta and Nordstrom) • Shift to digital • Travel retail • Consumers embracing affordable luxury
INFLUENCERS & SOCIAL MEDIA DRIVING PURCHASE DECISIONS	• Online demos, which originally gained popularity in cosmetics, are becoming increasingly influential in skincare • Skincare increasingly valued in age of selfies/social media
EMBRACING NATURAL & INCLUSIVITY	• Showcasing skin vs covering it up • Clean, sustainable, "natural-ish" • All-in beauty: gender, age, skin type
NEXT GEN BEAUTY	• Personalization • Digital beauty

FAVORABLE MARKET SHIFTS BENEFITING THE HYDRAFACIAL BUSINESS MODEL

SKIN HEALTH

HYDRAFACIAL IS AN <u>AND</u> COMPANY NOT AN <u>OR</u> COMPANY

Today's consumers are seeking approachable and effective skin health solutions that bridge the gap between OTC and invasive options

95% of HydraFacial customers use other treatments in a year



NON-INVASIVE
INVASIVE
Medical grade skincare
Light therapy
Basic facial
Micro derma-brasion
Micro-needling
Chemical peels
Lasers
Injectables
Non-surgical face lifts
Plastic surgery

EXPANDING DEMOGRAPHICS

Facial consumers are more diverse across genders and are younger than ever before, offering a significant market opportunity

ACROSS GENERATIONS

Over 30% of customers at beauty retailers (Ulta, Sephora, etc.) are under 24

ACROSS GENDERS

Providers predict ~2x growth in male mix of total facial patients

ACROSS GEOGRAPHIES

Huge international growth opportunity in Asia & Europe, making up ~70% of world's population

EXPANDING THE CATEGORY TO ATTRACT NEW DEMOGRAPHICS, WHILE STILL BEING THE TREATMENT OF CHOICE FOR 45+ FEMALES

SIGNIFICANT OPPORTUNITY ACROSS CHANNELS

Consumers seek an experience across all channels of service

Spa Service Market	Aesthetics Market	Beauty Retail Market
Regular and $$	Occasional and $$$	Often and $

Source: Third party research 2019 reflecting pre-COVID conditions; United Nations, Department of Economic and Social Affairs, Population Division (2019). World Population Prospects 2019, Online Edition. Rev. 1

THE POWER OF THE NATION

THE HYDRAFACIAL NATION

Face Life, Face First

47%
2021YTD Consumables[1]

53%
2021YTD Delivery Systems[1]

PROVIDERS

You have to get it, *to get it!*

+56%
YTD 9/30/21 Net Sales Growth v. YTD 9/30/19

CONSUMERS

3 Steps. 30 Minutes. The Best Skin Of Your Life.

40 NPS
Score among consumer (Higher than Botox)

80 NPS
Score among aestheticians

99%
"Worth It" rating on RealSelf

PARTNERS

Wherever, Whenever & Forever...

$182M
2021YTD Net Sales[1]

Source: Third party research 2019 reflecting pre-COVID conditions
Note: 2021 financial figures are unaudited; NPS = Net Promoter Score as of 2019
[1] Based on 9 months ended 09/30/21 (unaudited)

THE MASTER PLAN

1. Sell a lot of products, use that money to…

2. Invest in our ~~skincare~~ providers, use that relationship to…

3. Find the consumers and build a direct relationship.

4. Leverage technology to connect them where they live, work, and play.

5. Build the ultimate flywheel of influence!

HYDRAFACIAL NPS RANKS HIGHEST ACROSS BRANDED AESTHETICS AND MEDTECH PEERS



40
38
25
22
20
19
17
17
14
7
2

	HydraFacial	Botox	CoolSculpt	Lancôme	Juvederm	Clear + Brilliant	Estée Lauder	Diamond Glow	Clinique	Philosophy	Origins
NPS	40	38	25	22	20	19	17	17	14	7	2
N	1,007	220	174	343	169	150	385	151	457	190	207

Source: Third party research 2019 reflecting pre-COVID conditions
Note: NPS = Net Promoter Score as of 2019; Other brands listed are top 5 treatment and top 5 skincare brands used by HydraFacial users; N = Number of responses

TODAY



Delivery Systems account for 53% of Net Sales[1]

- The patented HydraFacial systems generate~ 3.2M treatments performed annually
- One-time placement generates treatments (revenue) for 3-7 yrs

Consumables account for 47% of Net Sales[1]

- Every treatment uses



- Through which flow



- And customizable



TOMORROW

Next Gen System connects consumer via app and home handheld device to professional system and the community





360° CONNECTIVITY

KERAVIVE SYSTEM

HOME EXTENSION

PERK AT RETAIL

[1] Based on 9 months ended 09/30/21 as % of Net Sales (unaudited)

OUR PRESENCE AROUND THE GLOBE

Loved in

87+

Countries and Territories Worldwide

19,000+

Delivery Systems

15

Direct Markets 2021



LOVED AROUND THE WORLD

Direct | Distributor

POWERFUL FLYWHEEL DESIGNED TO DRIVE COMPETITIVE POSITIONING


E
GROWING DELIVERY SYSTEMS
A
DIFFERENTIATED OFFERING
D
FAVORABLE SPA/CLINIC ECONOMICS
BEAUTYHEALTH
B
ENGAGED CONSUMERS
C
PASSIONATE AESTHETICIANS

A Differentiated offering to build brand

- Technologically advanced offering with high consumer and provider engagement
- Customization/Personalization to skin concern

B Strong base of engaged consumers to fuel growth

- 50–60% Millennials (vs. ~40% of facial users), a highly engaged demo
- 15% of users get 4+ HydraFacial treatments in a given year
- 40 NPS (vs. 5–15 NPS for other skincare brands used by our customers)

C Passionate aesthetician community to recommend HydraFacial

- Avid social discussion; 5x more aesthetician posts than competitors
- Aestheticians actively recommending (80 NPS; 45% of users learned about HydraFacial from their provider)
- Aestheticians make ~20% more than from a traditional facial

D Favorable spa/clinic economics to increase HydraFacial share

- Payback of delivery system in ~5 months

E Growing installed base to fund new investments

- As HydraFacial grows, investing in training to expand upon aesthetician loyalty
- Investing in targeted S&M investments to create deeply loved brand and R&D efforts to improve offering/create innovative products

Source: Third party research 2019 reflecting pre-COVID conditions

LED BY A VISIONARY AND EXPERIENCED EXECUTIVE TEAM



BRENT SAUNDERS
Interim CEO & Executive Chairman

Experience: 25 Years

Allergan
Actavis
Forest Laboratories, Inc.
BAUSCH + LOMB
Schering-Plough



LIYUAN WOO
Chief Financial Officer

Experience: 24 Years

GYMBOREE
bebe
Shark NINJA
Deloitte.



JWALA KARNIK, MD
EVP of Global Strategy & Partnerships

Experience: 26 Years

SUNEVA MEDICAL
iovera°
VERSANT ventures
McKinsey &Company



BEN BAUM
Chief Experience Officer

Experience: 25 Years

TORRID
TAILORED BRANDS
Google
TARGET
BCG BOSTON CONSULTING GROUP

230+ COLLECTIVE YEARS OF EXPERIENCE



INDRA PAMAMULL
President of APAC

Experience: 25 Years

KENDO
ONSEN JAPONICA
ESTĒE LAUDER
DAVID JONES



STEPHAN BECKER
President of EMEA

Experience: 24 Years

Kao
COTY
P&G
Beiersdorf



DAN WATSON
EVP, Sales Americas

Experience: 36 Years

stryker
ORATECH
ETHICON ENDO-SURGERY, INC. a Johnson & Johnson company



KELLIE SEARS
Chief HR Officer

Experience: 29 Years

AskBio
Allergan
Pfizer



PAUL BOKOTA
VP & General Counsel

Experience: 24 Years

Spectrum Brands
TOSHIBA
JamesHardie

STRATEGIC INVESTMENTS

RELENTLESSLY INNOVATE AS A CATEGORY CREATOR

- Category ownership - skin & scalp health
- Launch system 2.0 with personalized services
- Value added innovation across all touchpoints – serums, devices, and experiences
- Connector platform - build robust and scalable programs that solidify relationship with aestheticians & providers and end-consumers

DRIVE CONSUMER DEMAND WITHIN THE COMMUNITY

- Turn up marketing of the brand, as well as wellness and personalization messaging
- Accelerate provider engagement through education and events
- Invest in promotional activities and partnerships

EXPAND GLOBAL FOOTPRINT

- Invest in EMEA and APAC HQs for scaling
- Convert distributor markets to direct through M&A

M&A

- Target companies with leading positions in the Beauty Health spectrum
    - Growth-oriented
    - High NPS
    - Recurring revenue characteristics
    - Attractive margin profile
    - Leverage our current install base

INVESTMENT HIGHLIGHTS

1. CATEGORY-CREATING PRODUCT
2. CUSTOMER LOYALTY
3. COMMANDING PLATFORM
4. MULTI-DIMENSIONAL GROWTH OPPORTUNITIES
5. COMPELLING ECONOMIC PROFILE
6. PROPRIETARY TECHNOLOGY
7. EXPERIENCED MANAGEMENT AND BOARD


hydrafacial


face life
face first


I'M PROUD TO BE A
#GUNKIEJUNKIE



APPENDIX

Description of Non-GAAP Financial Measures

In addition to results determined in accordance with accounting principles generally accepted in the United States of America (GAAP), management utilizes certain non-GAAP financial measures such as Adjusted Gross Margin for purposes of evaluating ongoing operations and for internal planning and forecasting purposes. We believe this non-GAAP financial measure, when reviewed collectively with our GAAP financial information, provides useful supplemental information to investors in assessing our operating performance. This non-GAAP financial measure should not be considered as an alternative to GAAP financial information or as an indication of operating performance or any other measure of performance derived in accordance with GAAP, and may not provide information that is directly comparable to that provided by other companies in its industry, as these other companies may calculate non-GAAP financial measures differently, particularly related to non-recurring, unusual items.

Adjusted Gross Margin

We use Adjusted Gross Margin to measure our profitability and ability to scale and leverage the costs of our Delivery Systems and Consumables net sales. The continued growth of our Delivery Systems is expected to allow us to improve our Adjusted Gross Margin, as additional Delivery System units sold will increase our recurring Consumables net sales, which has higher margins.

We believe Adjusted Gross Margin are useful measures to the Company and our investors to assist in evaluating our operating performance because they provide consistency and direct comparability with our past financial performance and between fiscal periods, as the metrics eliminate the effects of amortization and depreciation, which are non-cash expenses that may fluctuate for reasons unrelated to overall continuing operating performance. Adjusted Gross Margin has been and will continue to be impacted by a variety of factors, including the product mix, geographic mix, direct vs. indirect mix, the average selling price on Delivery Systems, and new product launches. We expect our Adjusted Gross Margin to fluctuate over time depending on the factors described above.

The following table reconciles Gross Margin to Adjusted Gross Margin for the period presented:

For the Nine Months Ended September 30, 2021 ($000s)	
Net Sales	$182,197
Less: Cost of Sales	(57,131)
Gross Profit (GAAP)	$125,066
Gross Margin (GAAP)	69%
Adjusted to exclude the following:	
Stock-Based Compensation Expense	222
Depreciation and Amortization Expense	7,747
Adjusted Gross Profit	$133,035
Adjusted Gross Margin	73%